           THIS NOTICE CONTAINS IMPORTANT INFORMATION CONCERNING YOUR

                 NEW YORK LIFE INSURANCE AND ANNUITY CORPORATION

                                  CORPEXEC VUL
      CORPORATE EXECUTIVE SERIES VARIABLE UNIVERSAL LIFE INSURANCE POLICIES

                                February 22, 2007

Upon the recommendation of The Dreyfus Corporation ("Dreyfus"), the investment manager of the Dreyfus Emerging Leaders Portfolio (the "Dreyfus Fund"), the Board of Trustees of Dreyfus Investment Portfolios has announced plans to liquidate the Dreyfus Fund on or about April 30, 2007, pending shareholder approval. If you do not transfer your Accumulation Value out of the Dreyfus Emerging Leaders Investment Division prior to the liquidation, your Accumulation Value will be automatically transferred on the date of the liquidation to an Investment Division funded by the MainStay VP Cash Management Portfolio (the "Cash Management Fund").

Prior to the liquidation, you may transfer your Accumulation Value in the Dreyfus Emerging Leaders Investment Division to another Investment Division or the Fixed Account option without any charge or limitation and without the transfer counting toward the number of free transfers that otherwise may be made in a given Policy Year. In addition, for sixty days following the liquidation, a policyowner may transfer any Accumulation Value placed in the Cash Management Investment Division as a result of the liquidation out of the Cash Management Investment Division to another Investment Division or the Fixed Account without any charge or limitation and without the transfer counting toward the number of free transfers that otherwise may be made in a given Policy Year. Such transfers will be based on Accumulation Unit values as of the close of the Business Day on which we receive the transfer request. All other transfers are subject to the limitations, and may be subject to the charges, as described in the prospectus.

A complete list of all Investment Divisions that are available under your policy, including the Cash Management Investment Division, is set forth in the prospectus. You may obtain an additional copy of the prospectus by calling (888) 695-4748. Information about the Investment Divisions' investment objectives, policies, risks, fees and expenses are contained in the prospectus.

Dreyfus recommended the liquidation of the Dreyfus Fund after considering the fund's asset growth, profitability and marketing appeal. Dreyfus will bear the expense of preparing and mailing the proxy statements, voting forms, and other proxy materials. You will not incur any fees or charges or any tax liability because of the liquidation, and your Accumulation Value immediately before the liquidation will equal your Accumulation Value immediately after the liquidation. We will send affected policyowners a confirmation notice within five business days after the liquidation.

                               ----------------------

This notice is a Supplement to the CorpExec VUL: Corporate Executive Series Variable Universal Life Insurance Prospectus dated May 1, 2006, as amended. You should read this information carefully and keep this supplement, with the prospectus, for future reference. CorpExec VUL: Corporate Executive Series Variable Universal Life Insurance, invests in NYLIAC Corporate Sponsored Variable Universal Life Separate Account -- I.

                 New York Life Insurance and Annuity Corporation
                            (A Delaware Corporation)
                                51 Madison Avenue
                            New York, New York 10010